UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                              FORM 8-K
                           CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
  Date of Report (Date of earliest event reported):  January 22, 2008

                          TECH/OPS SEVCON, INC.
            (Exact Name of Registrant as Specified in Charter)
Delaware                     1-9789                    04-2985631
(State or Other      (Commission File Number)       (IRS Employer
Jurisdiction                                   Identification No.)
of Incorporation)

                        155 Northboro Road
                   Southborough, MA         01772
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       (Address of Principal Executive Offices)  (Zip Code)

                        (508) 281-5510
       ---------------------------------------------------
       (Registrant's telephone number, including area code)

------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02.	Results of Operations and Financial Condition

On January 22, 2008. the Registrant issued a press release announcing financial results for its first fiscal quarter ended December 29, 2007. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)	On January 22, 2008, Paul McPartlin retired as Vice President and
 Chief Financial Officer of the Registrant.

(c)	On January 22, 2008, the Registrant appointed Paul N. Farquhar as
Chief Financial Officer. The Registrant's press release announcing the appointment is filed as Exhibit 99.2 hereto. The Registrant had appointed Mr. Farquhar as Vice President, Treasurer and Principal Accounting Officer on April 24, 2007, and he will continue to hold those offices. Mr. Farquhar is 45 years old and a British Chartered Accountant. From January 2005 to March 2007 he served as European Financial Controller for AAF International, a global company providing products for air filtration. From 1997 to January 2005 he was European Finance Director of Haskel International Inc., a world leading manufacturer of hydraulic and pneumatic driven high pressure products, systems and accessories. On December 4, 2007, the Registrant granted 15,000 shares of restricted stock to Mr. Farquhar under the 1996 Equity Incentive Plan in anticipation of this appointment. Such shares will vest ratably over the five years following the grant.

Item  9.01.	Financial Statements and Exhibits
(d)  Exhibits

99.1 Press release issued by the Registrant on January 22, 2008 is furnished herewith.

99.2 Press release issued by the registrant on January 23, 2008 is furnished herewith.


SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TECH/OPS SEVCON, INC.



Dated:   January 23, 2008         By:  /s/ Raymond J. Thibault Jr.
                                     ------------------------------
                                           Raymond J. Thibault Jr.
                                            Assistant Treasurer